KINETICS MUTUAL FUNDS, INC.

The Kinetics Spin-off and Corporate Restructuring Fund

(the “Fund”)

Supplement dated December 16, 2019
to the Summary Prospectus dated April 30, 2019

Effective immediately, the following strategy and risk disclosures are added to the Summary Prospectus for the Fund:

The following paragraph is added to the end of the “Principal Investment Strategies” section of the Summary Prospectus for the Fund:

The Fund held 36.38% of its net assets in the Texas Pacific Land Trust (the “Land Trust”) as of November 30, 2019. The Land Trust is a trust organized under the laws of the state of New York. One of the largest land owners in Texas, the Land Trust derives most of its income from oil and gas royalty revenue, land easements and water royalties and sales. The Land Trust has historically operated with minimal operating expenses, little to no debt and utilized cash flow to return capital to unitholders through share repurchases and dividends. While the Land Trust has held the majority of its assets since its formation in 1888, the development of energy resources subject to its royalty interests and related land use have experienced rapid growth in recent years due to advances in energy exploration and extraction technologies.

The following risk disclosure is added to the “Principal Investment Risks” section of the Summary Prospectus for the Fund:

Single Stock Concentration Risk: The Fund may hold a large concentration of its net assets in a single security or issuer. Holding a large concentration in a single security or issuer may expose the Fund to the market volatility of that specific security or issuer if the security or issuer performs worse than the market as a whole, which could adversely affect the Fund’s performance.

Please retain this Supplement with your Summary Prospectus for future reference.